UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2008

Adaptec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

691 S. Milpitas Blvd.
Milpitas, California    95035
(Address of principal executive offices including zip code)

(408) 945-8600
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

       On June 27, 2008, Adaptec, Inc. ("the Company") entered into an Asset Purchase Agreement with Overland Storage Inc. ("Overland") pursuant to which the Company sold the Snap Server portion of its Storage Solutions Group ("Snap Server NAS business") to Overland for approximately $3.6 million, of which $2.1 million was received upon closing and the remaining $1.4 million will be received in twelve months. Overland purchased all inventory and fixed assets related to the Company's Snap Server NAS business and assumed service and support liabilities. The Asset Purchase Agreement is filed as Exhibit 2.01 to this Current Report on Form 8-K and incorporated herein by reference.

       The information set forth under Item 2.01 of this report is hereby incorporated into Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

       On June 27, 2008, the Company completed the sale of the Snap Server NAS business, which was the majority of its Storage Solutions Group segment, to Overland for approximately $3.6 million, of which $2.1 million was received upon closing and the remaining $1.4 million will be received in twelve months.  Overland purchased all inventory and fixed assets related to the Company's Snap Server NAS business and assumed service and support liabilities. Under the terms of the agreement, Overland granted the Company a nonexclusive license to certain intellectual property related to the Snap Server NAS business. Expenses incurred in the transaction primarily include approximately $0.5 million for commissions and legal and accounting fees.  As the sale of the Company's Snap Server NAS business represents a majority of its Storage Solutions Group segment and the Company will not continue this business after the sale, the Company will present this business as discontinued operations for all prior periods. These reclassifications will have no impact on net income (loss), total assets and total liabilities and stockholders' equity.

       A press release regarding this transaction is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

 Item 9.01. Financial Statements and Exhibits

       (b) Pro forma financial information

       The unaudited pro forma consolidated financial information of the Company is based on and should be read in conjunction with the Company's Annual Report on Form 10-K/A for the year ended March 31, 2008. The accompanying unaudited pro forma consolidated statements of operations for the years ended March 31, 2008, 2007 and 2006 are presented as if the sale of the Company's Snap Server NAS business discussed in Item 2.01 had been completed on April 1, 2005. The accompanying unaudited pro forma consolidated balance sheet is presented as if the disposition had been completed on March 31, 2008.

       The accompanying unaudited pro forma consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of such disposition on the historical financial information of the Company. The adjustments, which include the results of operations and assets and liabilities of the Company's Snap Server NAS business, are described in the notes to the unaudited pro forma consolidated financial statements and are set forth in the "Pro Forma Adjustments" column. The accompanying unaudited pro forma consolidated financial statements are not necessarily indicative of the financial condition or results of operations that would have been reported had the sale occurred on the dates specified, nor are they indicative of the Company's future financial condition or results of operations. The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K.

Adaptec, Inc.
Pro Forma Consolidated Balance Sheet
(unaudited)

                                                                                      March 31, 2008
                                                                   ----------------------------------------------------------
                                                                      Historical             Pro Forma          Pro Forma
                                                                       Balances               Adjustments        Balances
                                                                   ----------------  ----------------------  ----------------
                                                                                     (in thousands, except per share amounts)
Assets
Current assets:
    Cash and cash equivalents                                     $        239,911  $          2,148  (B)   $        242,059
    Marketable securities                                                  386,305                --                 386,305
    Restricted marketable securities                                         1,670                --                   1,670
    Accounts receivable, net                                                23,204               469  (A)             23,673
    Inventories                                                              9,926            (2,319) (A)              7,607
    Prepaid expenses                                                         1,344                --                   1,344
    Other current assets                                                    19,063             1,432  (C)             20,495
                                                                   ----------------  ----------------        ----------------
        Total current assets                                               681,423             1,730                 683,153
Property and equipment, net                                                 13,284               (68) (A)             13,216
Other intangible assets, net                                                    --                --                      --
Other long-term assets                                                       5,380                --                   5,380
                                                                   ----------------  ----------------        ----------------
Total assets                                                      $        700,087  $          1,662        $        701,749
                                                                   ================  ================        ================
Liabilities and Stockholders' Equity
Current liabilities:
    Accounts payable                                              $         12,311  $             --        $         12,311
    Accrued and other liabilites                                            19,128            (3,917) (A)             15,211
    3/4% Convertible Senior Subordinated Notes                             225,321                --                 225,321
                                                                   ----------------  ----------------        ----------------
        Total current liabilities                                          256,760            (3,917)                252,843
Other long-term liabilities                                                  9,335                40  (A)              9,375
Deferred income taxes                                                        9,896                --                   9,896
                                                                   ----------------  ----------------        ----------------
        Total liabilities                                                  275,991            (3,877)                272,114
                                                                   ----------------  ----------------        ----------------

Commitments and contingencies

Stockholders' equity:
Preferred stock; $0.001 par value
Authorized shares, 1,000; Series A shares, 250 designated;
    outstanding shares, none                                                    --                --                      --
Common stock; $0.001 par value
Authorized shares, 400,000; outstanding shares 120,920                         121                --                     121
    Additional paid-in capital                                             199,289                --                 199,289
    Accumulated other comprehensive income, net of taxes                     6,993                --                   6,993
    Retained earnings                                                      217,693             5,539  (A)            223,232
                                                                   ----------------  ----------------        ----------------
        Total stockholders' equity                                         424,096             5,539                 429,635
                                                                   ----------------  ----------------        ----------------
Total liabilities and stockholders' equity                        $        700,087  $          1,662        $        701,749
                                                                   ================  ================        ================

See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements, which are an integral part of this data.

Adaptec, Inc.
Pro Forma Consolidated Statement of Operations
(unaudited)

                                                                                     Twelve-Month Period Ended
                                                                                      March 31, 2008
                                                                   ----------------------------------------------------------
                                                                      Historical        Pro Forma               Pro Forma
                                                                       Balances        Adjustments               Balances
                                                                   ----------------  ----------------------  ----------------
                                                                                     (in thousands, except per share amounts)

Net revenues                                                      $        167,400  $        (21,899) (D)   $        145,501
Cost of revenues                                                           104,927           (16,002) (D)             88,925
                                                                   ----------------  ----------------        ----------------
Gross profit                                                                62,473            (5,897)                 56,576
                                                                   ----------------  ----------------        ----------------
Operating expenses:
   Research and development                                                 39,804            (5,838) (D)             33,966
   Selling, marketing and administrative                                    57,351            (6,919) (D)             50,432
   Amortization of acquisition-related intangible assets                     2,893              (358) (D)              2,535
   Restructuring charges                                                     6,273                --  (E)              6,273
   Other gains                                                              (3,371)             (223) (D)             (3,594)
                                                                   ----------------  ----------------        ----------------
      Total operating expenses                                             102,950           (13,338)                 89,612
                                                                   ----------------  ----------------        ----------------
Loss from continuing operations                                            (40,477)            7,441                 (33,036)
Interest and other income                                                   31,335                --                  31,335
Interest expense                                                            (3,646)               --                  (3,646)
                                                                   ----------------  ----------------        ----------------
Loss from continuing operations before income taxes                        (12,788)            7,441                  (5,347)
Provision for (benefit from) income taxes                                   (2,694)            2,719  (D)                 25
                                                                   ----------------  ----------------        ----------------

Loss from continuing operations, net of taxes                     $        (10,094) $          4,722        $         (5,372)
                                                                   ================  ================        ================

Loss per common share from continuing operations, net of taxes:

    Basic                                                         $          (0.09)                         $          (0.05)
    Diluted                                                       $          (0.09)                         $          (0.05)

Shares used in computing loss per share:
    Basic                                                                  118,613                                   118,613
    Diluted                                                                118,613                                   118,613

See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements, which are an integral part of this data.

Adaptec, Inc.
Pro Forma Consolidated Statement of Operations
(unaudited)

                                                                                     Twelve-Month Period Ended
                                                                                      March 31, 2007
                                                                   ----------------------------------------------------------
                                                                      Historical        Pro Forma               Pro Forma
                                                                       Balances        Adjustments               Balances
                                                                   ----------------  ----------------------  ----------------
                                                                                     (in thousands, except per share amounts)

Net revenues                                                      $        255,208  $        (28,060) (D)   $        227,148
Cost of revenues                                                           173,974           (23,215) (D)            150,759
                                                                   ----------------  ----------------        ----------------
Gross profit                                                                81,234            (4,845)                 76,389
                                                                   ----------------  ----------------        ----------------
Operating expenses:
   Research and development                                                 56,573            (7,121) (D)             49,452
   Selling, marketing and administrative                                    61,325            (6,422) (D)             54,903
   Amortization of acquisition-related intangible assets                     5,996              (269) (D)              5,727
   Restructuring charges                                                     3,711                --  (E)              3,711
   Other charges                                                            14,700           (13,203) (D)              1,497
                                                                   ----------------  ----------------        ----------------
      Total operating expenses                                             142,305           (27,015)                115,290
                                                                   ----------------  ----------------        ----------------
Loss from continuing operations                                            (61,071)           22,170                 (38,901)
Interest and other income                                                   25,618                --                  25,618
Interest expense                                                            (3,405)               --                  (3,405)
                                                                   ----------------  ----------------        ----------------
Loss from continuing operations before income taxes                        (38,858)           22,170                 (16,688)
Benefit from income taxes                                                  (63,704)            4,328  (D)            (59,376)
                                                                   ----------------  ----------------        ----------------

Income from continuing operations, net of taxes                   $         24,846  $         17,842        $         42,688
                                                                   ================  ================        ================

Income per common share from continuing operations, net of taxes:

    Basic                                                         $           0.21                          $           0.37
    Diluted                                                       $           0.20                          $           0.33

Shares used in computing income per share:
    Basic                                                                  116,602                                   116,602
    Diluted                                                                136,690                                   136,690

See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements, which are an integral part of this data.

Adaptec, Inc.
Pro Forma Consolidated Statement of Operations
(unaudited)

                                                                                     Twelve-Month Period Ended
                                                                                      March 31, 2006
                                                                   ----------------------------------------------------------
                                                                      Historical        Pro Forma               Pro Forma
                                                                       Balances        Adjustments               Balances
                                                                   ----------------  ----------------------  ----------------
                                                                                     (in thousands, except per share amounts)

Net revenues                                                      $        344,142  $        (33,997) (D)   $        310,145
Cost of revenues                                                           230,249           (28,373) (D)            201,876
                                                                   ----------------  ----------------        ----------------
Gross profit                                                               113,893            (5,624)                108,269
                                                                   ----------------  ----------------        ----------------
Operating expenses:
   Research and development                                                 68,179            (7,086) (D)             61,093
   Selling, marketing and administrative                                    72,376            (7,330) (D)             65,046
   Amortization of acquisition-related intangible assets                     9,234            (2,078) (D)              7,156
   Restructuring charges                                                    10,430                --  (E)             10,430
   Goodwill impairment                                                      90,602                --                  90,602
   Other charges                                                            11,603           (10,024) (D)              1,579
                                                                   ----------------  ----------------        ----------------
      Total operating expenses                                             262,424           (26,518)                235,906
                                                                   ----------------  ----------------        ----------------
Loss from continuing operations                                           (148,531)           20,894                (127,637)
Interest and other income                                                   17,621                --                  17,621
Interest expense                                                            (3,314)               --                  (3,314)
                                                                   ----------------  ----------------        ----------------
Loss from continuing operations before income taxes                       (134,224)           20,894                (113,330)
Provision for income taxes                                                   1,608                --  (D)              1,608
                                                                   ----------------  ----------------        ----------------

Loss from continuing operations, net of taxes                     $       (135,832) $         20,894        $       (114,938)
                                                                   ================  ================        ================

Loss per common share from continuing operations, net of taxes:

    Basic                                                         $          (1.20)                         $          (1.01)
    Diluted                                                       $          (1.20)                         $          (1.01)

Shares used in computing loss per share:
    Basic                                                                  113,405                                   113,405
    Diluted                                                                113,405                                   113,405

See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements, which are an integral part of this data.

Adaptec, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements

       On June 27, 2008, the Company completed the sale of the Snap Server NAS business, which was the majority of its Storage Solutions Group segment, to Overland for approximately $3.6 million, of which $2.1 million was received upon closing and the remaining $1.4 million will be received in twelve months.  Overland purchased all inventory and fixed assets related to the Company's Snap Server NAS business and assumed service and support liabilities. Under the terms of the agreement, Overland granted the Company a nonexclusive license to certain intellectual property related to the Snap Server NAS business. Expenses incurred in the transaction primarily include approximately $0.5 million for commissions and legal and accounting fees. The Company expects to recognize a net gain on the sale of the Snap Server NAS business of approximately $5.8 million in the quarter-ended June 30, 2008, which differs from the amount of $5.5 million reflected on March 31, 2008 Unaudited Pro Forma Consolidated Balance Sheet primarily due to the usage of inventory offset by the amortization of deferred revenue in the first quarter of fiscal 2009.

       The following pro forma adjustments to the unaudited consolidated statements of operations and consolidated balance sheet have been prepared to reflect the following:

              (A) The pro forma consolidated balance sheet reflects the effects of the sale of the Company's Snap Server NAS business as if it had been consummated on March 31, 2008, which includes pro forma adjustments for the transfer of all related assets, liabilities, transaction costs and related gain on disposition.

              (B) This pro forma adjustment reflects the portion of the proceeds received on June 27, 2008 related to the sale of the Company's Snap Server NAS business.

              (C) This pro forma adjustment reflects the portion of the proceeds related to the sale of the Company's Snap Server NAS business to be received in twelve months subsequent to June 27, 2008.

              (D) The pro forma consolidated statements of operations for fiscal years ended March 31, 2008, 2007 and 2006, assume the sale of the Company's Snap Server NAS business had been consummated on April 1, 2005. The pro forma adjustments eliminate the net revenues and expenses which the Company believes (i) are directly attributable to its Snap Server NAS business and (ii) will not continue after the completion of the sale of the Snap Server NAS business.

              (E) No pro forma adjustment related to restructuring charges is reflected in the pro forma consolidated statements of operations for fiscal years ended March 31, 2008, 2007 and 2006, as it was managed at the corporate level and to calculate such an amount would be impractical to do so.

       (d) Exhibits

Exhibit No.	Description of Exhibit
2.01	Asset Purchase Agreement, dated June 27, 2008, by and between Overland Storage, Inc. and the Company.
99.1	Press release issued by the Company on June 30, 2008.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTEC, INC.

By: /s/ MARY L. DOTZ Mary L. Dotz Chief Financial Officer Date: July 3, 2008

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
2.01	Asset Purchase Agreement, dated June 27, 2008, by and between Overland Storage, Inc. and the Company. Also provided in PDF format as a courtesy.
99.1	Press release issued by the Company on June 30, 2008. Also provided in PDF format as a courtesy.